UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(312) (651-1400)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 21, 2024, we entered into Amendment No. 3 to Credit Agreement (the “Amendment”), by and among Adtalem Global Education Inc. (“Adtalem”), the guarantors party thereto, the lender party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), which amended our Credit Agreement, dated as of August 12, 2021 (as amended from time to time, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”), by and among Adtalem, the lenders from time to time party thereto and the Administrative Agent, in order to, among other things, reprice all of our outstanding term loans thereunder. Term loan borrowings under the Amended Credit Agreement bear interest at a rate per annum equal to, at our option, Term SOFR plus 2.75% or an alternate base rate plus 1.75%. The Amendment resulted in a 0.75% reduction in our interest rate margins, and removed the leverage-based pricing grid.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is filed as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

4.1

Amendment No. 3 to Credit Agreement, dated as of August 21, 2024, among Adtalem Global Education Inc., the other guarantors party thereto, the lender party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

*Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. Adtalem will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: August 26, 2024